SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K/A


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 1996
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                        INTEGRATED HEALTH SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-12306                23-2428312
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(State or other jurisdiction        (Commission          (IRS Employer
        Of corporation)             File Number)         Identification No.)



10065 Red Run Boulevard, Owings Mills, Maryland               21117
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (410) 998-8400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

On April 4, 1997, Integrated Health Services terminated its agreement to acquire Coram Healthcare Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         2 Agreement and Plan of Merger entered into as of October 19, 1996, among Coram Healthcare Corporation, Integrated Health Services, Inc. and IHS Acquisition XIX, Inc.*

         10.1 Agreement, dated as of October 19, 1996, among Integrated Health Services, Inc. and Coram Funding, Inc.*

         10.2 Agreement, dated as of October 20, 1996, by and between MedPartners, Inc. and Integrated Health Services, Inc.*

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*    Previously filed in the Company's  Current Report on Form 8-K dated October
     17, 1996.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTEGRATED HEALTH SERVICES, INC.



Date: April 11, 1997                        By: /s/ W. Bradley Bennett
                                                ----------------------
                                            Name: W. Bradley Bennett
                                            Title: Executive Vice President -
                                                  Chief Accounting Officer



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